                                                                    EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CepTor  Corporation,  (the "Company")
on Form  10-QSB  for the  year  ended  September  30,  2005 as  filed  with  the
Securities and Exchange Commission on the date hereof (the "Report"),  I, Donald
W. Fallon, Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.
C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that, to my knowledge:

(1)         The Report fully complies with the requirements of Section 13 (a) of
            15 (d) of the Securities Exchange Act of 1934; and

(2)         The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

November 15, 2005

                                 /s/ Donald W. Fallon
                                 --------------------
                                 Donald W. Fallon
                                 Chief Financial Officer, Senior Vice President,
                                 Finance and Administration and Secretary